Exhibit 99.1

Calix Completes Acquisition of Occam Networks

Announces Appointment of Thomas Pardun to Calix Board of Directors

PETALUMA, CA — February 23, 2011 – Calix, Inc. (NYSE:CALX) today announced that it completed the acquisition of Occam Networks following approval by Occam stockholders on February 22, 2011. At the effective time of the merger, each outstanding share of Occam Networks common stock was converted into the right to receive (a) $3.8337 in cash plus (b) 0.2925 of a validly issued, fully paid and non-assessable share of Calix common stock. At the effective time of the merger, holders of these outstanding shares of Occam were entitled to receive an aggregate of approximately $83.3 million in cash and approximately 6.4 million shares of Calix common stock. In addition, at the effective time of the merger holders of certain outstanding options were entitled to receive an aggregate of approximately $10.8 million in cash, and Calix assumed certain options to purchase an aggregate of approximately 636,000 shares of Calix common stock and assumed certain restricted stock units for an aggregate of approximately 65,000 shares of Calix common stock.

“The combination of Occam and Calix can be summed up in one word: Acceleration,” said Carl Russo, president and chief executive officer of Calix. “By combining Occam Networks’ expertise in IP and Ethernet, Calix’s strength in fiber access, and both companies’ experience in copper access, we believe this merger will accelerate our pace of innovation within the now expanded Calix Unified Access portfolio. We expect that our innovation will in turn accelerate our customers’ ability to meet the emerging needs of the broadband subscriber, while also making communications service providers more efficient. We are extremely excited about this combination, and look forward to extending a warm welcome to the hundreds of new customers who are now joining the Calix family.”

The combined organization of Calix and Occam Networks creates a global provider of broadband communications access systems and software with North American market leadership in key growth areas:

•	Over 900 customers globally, including 72% of the U.S. local exchange carriers (JSI Capital)

•	Market leadership in North American fiber access optical line terminal (OLT) revenues (Infonetics) and service provider deployments (Broadband Properties Magazine)

•	Market leadership in North American multiservice access platform revenues (Infonetics)

•	Over 600 fiber access customers and 400 commercial video customers

•	The access vendor with the industry’s broadest portfolio of optical network terminals (ONTs)

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•	83% of publicly announced vendor selections for Broadband Stimulus projects amounting to over $630 million (of which a portion is access equipment)

Calix also today announced changes to its board of directors. Robert Finzi, a board of directors member and managing partner of Sprout Group, has resigned effective February 22, 2011.

“An active member of our board since August 2009, Bob was instrumental in guiding Calix through our initial public offering and positioning us for significant growth,” continued Russo. “We appreciate the service that Bob provided to the company, and wish him well as he ushers other companies to new stages of growth.”

“It has been hugely gratifying to help guide Calix to the market leadership position Calix finds itself in today,” said Finzi. “Calix is well-positioned to benefit from a number of strong growth opportunities in both its existing and in new markets, and I am confident that the company has the resources in place to continue to expand its market success.”

In connection with the acquisition, Calix also announced effective as of the effective time of the acquisition, that Thomas Pardun, a former non-employee member of Occam’s Board of Directors, has been appointed to Calix’s Board of Directors.

“We are delighted to welcome Thomas Pardun to our Board of Directors,” said Carl Russo. “Tom brings a background of significant accomplishment as an executive in the telecommunications industry. We believe that his comprehensive knowledge of information systems and telecommunications, his experience serving as a director for other public companies and his familiarity with Occam’s business will add tremendous value to Calix as we continue to build value for our stockholders.”

Thomas Pardun has served as chairman of the board of directors of Western Digital Corporation, a manufacturer of hard-disk drives for the personal computer and home entertainment markets, since March 2007. He previously served as chairman of Western Digital from January 2000 to November 2001, and he has served as a director of Western Digital since January 1993. In July 2000, Mr. Pardun retired as president of MediaOne International, Asia-Pacific (formerly US West Asia-Pacific), an owner/operator of international properties in cable television, telephone services, and wireless communications. Prior to that, he served as president and chief executive officer of US West Multimedia Communications, Inc. and held numerous other executive positions with US West. Prior to joining US West, Mr. Pardun was president of the Central Group for Sprint as well as president of

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Sprint’s West Division. He also served as senior vice president of United Telecommunications, a predecessor company to Sprint. Mr. Pardun spent the first 19 years of his career at IBM. Mr. Pardun served on the board of directors of Occam Networks, Inc. from September 2004 to February 2011. In addition to Western Digital Corporation, Mr. Pardun serves on the boards of CalAmp Corporation, Finisar Corporation and MaxLinear, Inc., each a publicly-held company. Mr. Pardun received a B.B.A. in economics and marketing from the University of Iowa and Management School Certificates from Harvard Business School, Stanford University, and The Tuck School of Business at Dartmouth College.

About Calix

Calix (NYSE: CALX) is a global leader in access innovation. Its Unified Access portfolio of broadband communications access systems and software enable communications service providers worldwide to be the broadband provider of choice to their subscribers. For more information, visit the Calix website at www.calix.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans” and other similar words. These statements are based on management’s current expectations, estimates, forecasts, projections and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

These forward-looking statements include, but are not limited to, statements about the potential of the merger transaction including beliefs that the merger transaction will enhance the Calix Unified Access Portfolio, accelerate future innovation, accelerate customers’ ability to meet subscriber needs and enable greater and more efficient broadband deployment; statements about the ability of the combined company to bring new and accelerated access network innovation to joint customers and communications service providers; expectations about the market leadership of the combined organization including statements about the number of customers, percentage of U.S. local exchange

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carriers, fiber access optical line terminal revenues, service provider deployments, multiservice access platform revenues, and fiber access and commercial video customers; the expectation that the merger transaction will result in the industry’s broadest portfolio of optical network terminals; the belief that Calix is well-positioned to benefit from a number of growth opportunities in existing and new markets; statements about the ability of the Company to expand its market success and beliefs about the ability of Thomas Pardun to add value to the Calix board.

These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Calix expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the challenges and costs of integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the business including those set forth in the filings of Calix with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Calix’s prospectus filed with the SEC on March 24, 2010 and its quarterly reports on Form 10-Q, Calix’s current reports on Form 8-K, Calix’s proxy statement/prospectus dated December 14, 2010, as may be amended from time to time, filed with the SEC and other SEC filings. These forward-looking statements speak only as of the date hereof. Calix is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

For more information, contact:

Investor Relations:

Carolyn Bass

415-445-3232

carolyn.bass@calix.com

Press Inquiries:

Catherine Koo

415-992-4400

calix@lewispr.com